EXHIBIT 10.6

EIGHTH MODIFICATION AGREEMENT TO BORROWING BASE REVOLVING

LINE OF CREDIT AGREEMENT

DATE:	June 5, 2008

PARTIES:
	Borrower:	WILLIAM LYON HOMES, INC., a California corporation

	Guarantor:	WILLIAM LYON HOMES, a Delaware corporation

	Bank:	JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago, Illinois)), a national banking association

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago, Illinois)), a national banking association (“Bank”), and WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), hereby enter into this Eighth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement (the “Modification”) to the Borrowing Base Revolving Line of Credit Agreement dated as of June 28, 2004, as modified by a Modification Agreement, dated as of December 7, 2004, by a Second Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of July 14, 2005, by a Third Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of October 23, 2006, by a Fourth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of April 26, 2007, by a Fifth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of November 6, 2007, by a Sixth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of February 20, 2008, and by a Seventh Modification Agreement to Borrowing Base Revolving Line of Credit Agreement, dated as of March 12, 2008 (the “Loan Agreement”), with the consent of guarantor WILLIAM LYON HOMES, a Delaware corporation (“Guarantor”).

RECITALS

A. Bank has extended to Borrower credit (“Loan”) up to the maximum principal amount of Seventy Million Dollars ($70,000,000) pursuant to the Loan Agreement, as presently evidenced by that certain Amended and Restated Promissory Note dated as of July 14, 2005 (the “Note”) executed by Borrower and payable to the order of Bank.

B. The Loan is secured by, among other things, certain Construction Deeds of Trust and Fixture Filing (With Assignment of Rents and Security Agreement) executed by Borrower as Trustor for the benefit of Bank (such Deeds of Trust, as amended to dated, shall be hereinafter referred to, individually, as a “Deed of Trust” and, collectively, as the “Deeds of Trust”). The Loan is further secured by the personal property described in certain UCC-1 Financing Statements relating to the property encumbered by the Deeds of Trust naming Borrower as Debtor and Bank as Secured Party (as amended to date, the “UCC Financing Statements”). The Deeds of Trust, the UCC Financing Statements, and such other agreements, documents and instruments securing the Loan are referred to individually and collectively as the “Security Documents”).

C. Repayment of the Loan and the completion of the improvements have been, and continue to be, guaranteed by the Repayment Guaranty dated as of June 28, 2004 and executed by Guarantor in favor of Bank (the “Guaranty”). The Guaranty and any other agreements, documents and instruments guarantying the Loan are referred to individually and collectively as the “Guaranty Documents”.

D. The Loan Agreement, the Note, the Security Documents, the Guaranty Documents, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified in this Modification.

E. The Borrower and the Bank have agreed to modify the Loan as provided herein.

F. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1. ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2. MODIFICATION OF LOAN DOCUMENTS.

2.1 The Commitment Amount is hereby reduced from $70,000,000 to $50,000,000. In no event shall the Bank be obligated to make any disbursement of the Loan which would cause the outstanding principal balance of the Loan to exceed the Commitment Amount, as reduced hereby.

2.2 The Facility LC Sublimit is hereby reduced from $10,000,000 to $5,000,000. In no event shall the Bank be obligated to issue or Modify any Facility LC if the issuance or Modification of any such Facility LC would cause the aggregate amount of the outstanding LC Obligations to exceed the Facility LC Sublimit, as reduced hereby.

2.3 Notwithstanding any provision in the Loan Agreement or in any other Loan Document to the contrary, with respect to the Approved Subdivision commonly known as “Altair,” which was approved as an Approved Subdivision pursuant to that certain Project Loan Addendum (the “Altair Project Loan Addendum”), dated as of June 26, 2007:

(a) The MFR A&D Lots in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of thirty-six (36) Calendar Months from the original Lot Eligibility Date for such A&D Lots.

(b) The MFR Model Units in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of thirty-six (36) Calendar Months from the original Unit Eligibility Date for such Model Units.

(c) The Mandatory Lot Commitment Reduction Schedule attached as Exhibit B to the Altair Project Loan Addendum is hereby amended and restated in it entirety by the Revised Mandatory Lot Commitment Reduction Schedule attached hereto as Schedule 1.

2.4 Notwithstanding any provision in the Loan Agreement or in any other Loan Document to the contrary, with respect to the Approved Subdivision commonly known as “Rosabella at Shady Trails,” which was approved as an Approved Subdivision pursuant to that certain Project Loan Addendum (the “Rosabella Project Loan Addendum”), dated as of April 3, 2006:

(a) The MFR A&D Lots in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of forty-five (45) Calendar Months from the original Lot Eligibility Date for such A&D Lots.

(b) The MFR Model Units in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of thirty-six (36) Calendar Months from the original Unit Eligibility Date for such Model Units.

(c) The Mandatory Lot Commitment Reduction Schedule attached as Exhibit B to the Rosabella Project Loan Addendum is hereby amended and restated in it entirety by the Revised Mandatory Lot Commitment Reduction Schedule attached hereto as Schedule 2.

2.5 Notwithstanding any provision in the Loan Agreement or in any other Loan Document to the contrary, with respect to the Approved Subdivision commonly known as “Tradition at Arboreta,” which was approved as an Approved Subdivision pursuant to that certain Project Loan Addendum (the “Arboreta Project Loan Addendum”), dated as of November 28, 2007, the Mandatory Lot Commitment Reduction Schedule attached as Exhibit B to the Arboreta Project Loan Addendum is

hereby amended and restated in it entirety by the Revised Mandatory Lot Commitment Reduction Schedule attached hereto as Schedule 3.

2.6 Notwithstanding any provision in the Loan Agreement or in any other Loan Document to the contrary, with respect to the Approved Subdivision commonly known as “Tramonto,” which was approved as an Approved Subdivision pursuant to that certain Project Loan Addendum (the “Tramonto Project Loan Addendum”), dated as of October 7, 2005, the Mandatory Lot Commitment Reduction Schedule attached as Exhibit B to the Tramonto Project Loan Addendum is hereby amended and restated in it entirety by the Revised Mandatory Lot Commitment Reduction Schedule attached hereto as Schedule 4.

2.7 Notwithstanding any provision in the Loan Agreement or in any other Loan Document to the contrary, with respect to the Approved Subdivision commonly known as “The Lofts,” which was approved as an Approved Subdivision pursuant to that certain Project Loan Addendum (the “Lofts Project Loan Addendum”), dated as of June 20, 2007:

(a) Each of the MFR Spec Units in such Approved Subdivision included in the Borrowing Base, other than the MFR Spec Units identified as Unit Nos. 333, 334 and 335, are hereby converted from MFR Spec Units to MFR A&D Lots and shall continue to be included in the Borrowing Base as MFR A&D Lots. The MFR Spec Units in such Approved Subdivision included in the Borrowing Base which are identified as Unit Nos. 333, 334 and 335 shall continue to be included in the Borrowing Base as MFR Spec Units.

(b) The Maximum Allowed Advance for each MFR A&D Lot in such Approved Subdivision included in the Borrowing Base is hereby reduced to the lesser of (i) 50% of the “bulk wholesale as-if complete” value of such Approved Subdivision divided by the total number of Lots in such Approved Subdivision (regardless of whether such total number of Lots are Eligible Collateral), or (ii) 50% of the Total Lot Cost for such Approved Subdivision divided by the total number of Lots in such Approved Subdivision (regardless of whether such total number of Lots are Eligible Collateral).

(c) The Maximum Allowed Advance for each MFR Spec Unit in such Approved Subdivision included in the Borrowing Base is hereby reduced to the lesser of (i) 60% of the Appraised Value for that Unit or (ii) 60% of the Unit Cost for that Unit.

(d) The Maximum Allowed Advance for each MFR Model Unit in such Approved Subdivision included in the Borrowing Base is hereby reduced to the lesser of (i) 60% of the Appraised Value for that Unit or (ii) 60% of the Unit Cost for that Unit.

(e) From and after the date of this Modification, Borrower shall no longer be required to comply with the Mandatory Lot Commitment Reduction

Schedule attached as Exhibit B to the Lofts Project Loan Addendum, and such Mandatory Lot Commitment Reduction Schedule shall no longer be of any force or effect.

(f) The MFR A&D Lots in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of twenty-four (24) Calendar Months from the original Lot Eligibility Date for such MFR A&D Lots.

(g) The MFR Model Units in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of twenty-four (24) Calendar Months from the original Unit Eligibility Date for such MFR Model Units.

(h) The MFR Spec Units in such Approved Subdivision may be included in the Borrowing Base as Eligible Collateral for a term of twenty-four (24) Calendar Months from the original Unit Eligibility Date for such MFR Spec Units.

2.8 The Deeds of Trust are modified to secure payment and performance of the Loan as amended to date, in addition to all other “Obligations” of Borrower as therein defined. The foregoing notwithstanding, certain obligations continue to be excluded from the Obligations, as provided in the Deeds of Trust.

2.9 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor is materially incomplete, incorrect, or misleading as of the date hereof.

2.10 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4. CONDITIONS PRECEDENT.

Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Borrower’s sole cost and expense in a manner acceptable to Bank in the exercise of Bank’s sole judgment:

4.1 Bank shall have received fully executed and, where appropriate, acknowledged originals of this Modification, the attached consents signed by Guarantor, and any other documents which Bank may require or request in accordance with this Agreement or the other Loan Documents.

4.2 Bank shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Bank in connection with this Agreement, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal, architectural and engineering review, construction services and environmental services, mortgage taxes, and legal fees and expenses of Bank’s counsel. Such costs and expenses may include the allocated costs for services of Bank’s in-house staffs, such as legal, appraisal, construction services and environmental services. Borrower acknowledges that any extension and modification fees payable in connection with this transaction do not include the amounts payable by Borrower under this subsection.

5.	ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the entire understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by Bank and Borrower.

6. BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon, and inure to the benefit of, Borrower and Bank and their respective successors and assigns.

7. CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of law principles.

8. COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

[Signatures on following page]

DATED as of the date first above stated.

BORROWER:	WILLIAM LYON HOMES, INC., a California corporation

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

BANK:	JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago, Illinois)), a national banking association

	By:	/s/ Kimberlee Edwards
	Name:	Kimberlee Edwards
	Title:	Senior Vice President

CONSENT AND AGREEMENT OF GUARANTOR

With respect to that certain Eighth Modification Agreement to Borrowing Base Revolving Line of Credit Agreement (hereinafter, the “Modification”) between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago, Illinois)), a national banking association (“Bank”), to which this Consent is attached, the undersigned (“Guarantor”), hereby (i) ratifies and reaffirms all of its obligations to Bank under the Guaranty, (ii) consents to the execution and delivery by Borrower of the attached Modification, and (iii) confirms that the Guaranty remains in full force and effect notwithstanding Borrower’s execution of the attached Modification. The undersigned agrees that the execution of this Consent and Agreement of Guarantor (the “Consent”) is not necessary for the continued validity and enforceability of the Guaranty, but it is executed to induce Bank to enter into the Modification.

This Consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Consent to physically form one document. Facsimile transmission of the signed original of this Consent or the retransmission of any signed facsimile transmission will be deemed the same as delivery of an original.

IN WITNESS WHEREOF, Guarantor has executed this Agreement as of the date set forth on the attached Eighth Modification Agreement.

“Guarantor”	WILLIAM LYON HOMES, a Delaware corporation

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

	By:	/s/ Michael D. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President

SCHEDULE 1

REVISED MANDATORY LOT COMMITMENT REDUCTION SCHEDULE

(ALTAIR)

Mandatory Lot Commitment Reduction Schedule
Total Lots		65	Altair @ Padre Dam
Total Lot Commitment/MAA per lot		$4,128,000	$63,507.69/Lot
Reductions Start At End Of Month >>		12	Final Quarterly Reduction At End Of Month >>				36
Appraised Absorption/ Required Qtrly Takedown (75% Appr. Abs)		8	6.00	$381,046 (Par Quarterly Reduction Amount)
Appraised Bulk Value		$6,880,000	$105,846/Lot	Total Cost	$13,390,737		$206,011/Lot
End of Month	Development & Marketing Period	% OF Par Release Price	Reduction Amount/Qtr	Lot Sub-Commit.	Maximum Lots With Availability	Maximum Advance Rates
						LTV	LTC
9	Unit Construction Continues; Units Begin to Close – 03/31/2008	0%	$0	$4,128,000	65	60%	31%
12	Unit Construction Continues; Units Begin to Close – 06/30/2008	125%	$476,308	$3,651,692	59	58%	30%
15	Unit Construction Continues; Units Begin to Close – 09/30/2008	125%	$476,308	$3,175,384	53	57%	29%
18	Unit Construction Continues; Units Begin to Close – 12/31/2008	125%	$476,308	$2,699,076	47	54%	28%
21	Unit Construction & Closings Continue – 03/31/2009	125%	$476,308	$2,222,768	41	51%	26%
24	Unit Construction & Closings Continue – 06/30/2009	125%	$476,308	$1,746,460	35	47%	24%
27	Unit Construction & Closings Continue – 09/30/2009	125%	$476,308	$1,270,152	29	41%	21%
30	Unit Construction & Closings Continue – 12/31/2009	125%	$476,308	$793,844	23	33%	17%
33	Unit Construction & Closings Continue – 03/31/2010	125%	$476,308	$317,536	17	18%	9%
36	Unit Construction & Closings Continue – 06/30/2010	83%	$317,536	0%	0	0%	0%

SCHEDULE 1

SCHEDULE 2

REVISED MANDATORY LOT COMMITMENT REDUCTION SCHEDULE

(ROSABELLA AT SHADY TRAILS)

Mandatory Lot Commitment Reduction Schedule
Total Lots		82	Rosabella at Shady Trails
Total Lot Commitment/MAA per lot		$2,634,000	$32,122.00/Lot
Reductions Start At End Of Month >>		15	Final Quarterly Reduction At End Of Month >>				45
Appraised Absorption/ Required Qtrly Takedown (75% Appr. Abs)		9	8.00	$256,976 (Par Quarterly Reduction Amount)
Appraised Bulk Value		$4,390,034	$53,537/Lot	Total Cost	$12,623,408		$153,944/Lot
End of Month	Development & Marketing Period	% OF Par Release Price	Reduction Amount/ Qtr	Lot Sub-Commit.	Maximum Lots With Availability	Maximum Advance Rates
						LTV	LTC
21	Unit Construction Continues	0%	$0	$2,634,004	82	60%	21%
24	Unit Construction Continues; Units Begin to Close – 04/30/2008	125%	$321,220	$2,312,784	74	58%	20%
27	Unit Construction & Closings Continue – 07/31/2008	125%	$321,220	$1,991,564	66	56%	20%
30	Unit Construction & Closings Continue – 10/31/2008	125%	$321,220	$1,670,344	58	54%	19%
33	Unit Construction & Closings Continue – 01/31/2009	125%	$321,220	$1,349,124	50	50%	18%
36	Unit Construction & Closings Continue – 04/30/2009	125%	$321,220	$1,027,904	42	46%	16%
39	Unit Construction & Closings Continue – 07/31/2009	125%	$321,220	$706,684	34	39%	14%
42	Unit Construction & Closings Continue – 10/31/2009	125%	$321,220	$385,464	26	28%	10%
45	Unit Construction & Closings Continue – 01/31/2010	150%	$385,464	$0	0	0%	0%

SCHEDULE 2

SCHEDULE 3

REVISED MANDATORY LOT COMMITMENT REDUCTION SCHEDULE

(TRADITION AT ARBORETA)

Mandatory Lot Commitment Reduction Schedule
Total Lots		53	Tradition at Arboreta
Total Lot Commitment/MAA per lot		$9,533,848	$179,883.92/Lot
Reductions Start At End Of Month >>		3	Final Quarterly Reduction At End Of Month >>				27
Appraised Absorption/ Required Qtrly Takedown (75% Appr. Abs)		6	5.00	$899,420 (Par Quarterly Reduction Amount)
Appraised Bulk Value		$14,667,458	$276,744/Lot	Total Cost	$15,615,005		$294,623/Lot
End of Month	Development & Marketing Period	% OF Par Release Price	Reduction Amount/Qtr	Lot Sub-Commit.	Maximum Lots With Availability	Maximum Advance Rates
						LTV	LTC
0	Unit Construction Begins	0%	$0	$9,533,848	53	65%	61%
3	Unit Construction Continues 02/29/2008	100%	$899,420	$8,634,428	48	65%	61%
6	Unit Construction Continues 05/31/2008	100%	$899,420	$7,735,008	43	65%	61%
9	Unit Construction Continues; Units Begin to Close – 08/31/2008	125%	$1,124,275	$6,610,733	38	63%	59%
12	Unit Construction & Closings Continue – 11/30/2008	125%	$1,124,275	$5,486,458	33	60%	56%
15	Unit Construction & Closings Continue – 02/28/2009	125%	$1,124,275	$4,362,183	28	56%	53%
18	Unit Construction & Closings Continue – 05/31/2009	125%	$1,124,275	$3,237,908	23	51%	48%
21	Unit Construction & Closings Continue – 08/31/2009	125%	$1,124,275	$2,113,633	18	42%	40%
24	Unit Construction & Closings Continue – 11/30/2009	125%	$1,124,275	$989,358	13	27%	26
27	Unit Construction & Closings Continue – 02/28/2010	110%	$989,358	0%	0	0%	0%

SCHEDULE 3

SCHEDULE 4

REVISED MANDATORY LOT COMMITMENT REDUCTION SCHEDULE

(TRAMONTO)

Mandatory Lot Commitment Reduction Schedule
Total Lots		49	Tramonto
Total Lot Commitment/MAA per lot		$2,199,169	$44,881.00/Lot
Reductions Start At End Of Month >>		3	Final Quarterly Reduction At End Of Month >>				36
Appraised Absorption/ Required Qtrly Takedown (75% Appr. Abs)		15	12.00	$538,572 (Par Quarterly Reduction Amount)
Appraised Bulk Value		$3,523,688	$71,912/Lot	Total Cost	$3,141,684		$64,116/Lot
End of Month	Development & Marketing Period	% OF Par Release Price	Reduction Amount/ Qtr	Lot Sub-Commit.	Maximum Lots With Availability	Maximum Advance Rates
						LTV	LTC
27	Unit Construction & Closings Continue – 01/31/2008	0%	$0	$2,199,169	49	62%	70%
30	Unit Construction Continues; Units Begin to Close – 04/30/2008	125%	$673,215	$1,525,954	37	57%	64%
33	Unit Construction & Closings Continue – 07/31/2008	125%	$673,215	$852,739	25	47%	53%
36	Unit Construction & Closings Continue – 10/31/2008	158%	$852,739	$0	0	0%	0%

SCHEDULE 4